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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 28, 2005


                          LEXICON GENETICS INCORPORATED
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                DELAWARE                    000-30111                   76-0474169
 (STATE OR OTHER JURISDICTION OF     (COMMISSION FILE NUMBER)       (I.R.S. EMPLOYER
  INCORPORATION OR ORGANIZATION)                                  IDENTIFICATION NUMBER)


                          8800 TECHNOLOGY FOREST PLACE
                           THE WOODLANDS, TEXAS 77381
                         (ADDRESS OF PRINCIPAL EXECUTIVE
                              OFFICES AND ZIP CODE)


                                 (281) 863-3000
                         (REGISTRANT'S TELEPHONE NUMBER,
                              INCLUDING AREA CODE)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

         [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         On March 28, 2005, we entered into an agreement with C. Thomas Caskey, M.D., a member of our board of directors, under which Dr. Caskey will serve as a consultant to us on governmental affairs. Dr. Caskey will receive payment of $75,000 per year, payable in monthly installments, for his consulting services under the agreement. The agreement has an initial term of one year and may be extended by mutual agreement of the parties.

         A copy of the consulting agreement is attached to this current report on Form 8-K as Exhibit 10.1.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits


  EXHIBIT NO.                         DESCRIPTION
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     10.1     --  Consulting Agreement with C. Thomas Caskey, M.D. dated March 28, 2005

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                               LEXICON GENETICS INCORPORATED


Date: April 1, 2005                             By: /s/ JEFFREY L. WADE
                                                    ----------------------------
                                                    Jeffrey L. Wade
                                                    Executive Vice President and
                                                    General Counsel

                                INDEX TO EXHIBITS

  EXHIBIT NO.                         DESCRIPTION
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     10.1     --  Consulting Agreement with C. Thomas Caskey, M.D. dated March 28, 2005